UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2020

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Genesys Industries, Inc.

(Exact name of registrant as specified in its charter)

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Florida	333-213387	30-0852686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1914 24th Ave E

Palmetto, Florida  34221

Tel: 941.722.3600
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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Section 8 – Other Events

Item 8.01. Other Events.

The Company has been following the recommendations of local health authorities to minimize exposure risk for its team members, including the temporary closures of its facilities and having team members work remotely, and as a result, the year-end report will not be completed by the filing deadline, due to insufficient time to facilitate the internal and external audit process.

Genesys Industries, Inc. (the “Company”) will be relying on the Securities and Exchange Commission's Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act of 1934 and Certain Rules Thereunder dated March 25, 2020 (Release No. 34-88318) (the Order) to delay the filing of its Annual Report on Form 10-K for the year ended June 30, 2020 (the Report) due to the circumstances related to COVID-19.

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Annual Report as of June 30, 2020:

The Company expects to file its report no later than November 20, 2020

COVID-19 Risk Factor

The Company is supplementing the risk factors included in its most recent periodic reports filed under the Securities Exchange Act of 1934 with the following risk factor:

Our financial reporting and financial administration have been delayed due to the impact of the CoronaVirus pandemic which has slowed down investor funding opportunities.

The recent outbreak of a strain of coronavirus (COVID-19) in the U.S. has had delayed impact on our business operations.  Mandatory closures of businesses imposed by the federal, state and local governments to control the spread of the virus is disrupting the operations of our management, business and finance teams. In addition, the COVID-19 outbreak has adversely affected the U.S. economy and financial markets, which may result in a long-term economic downturn that could negatively affect future performance. The extent to which COVID-19 will impact our business and our consolidated financial results will depend on future developments which are highly uncertain and cannot be predicted at the time of the filing of this Form 8-K, but we hope to limit the impact on our business, results of operations and financial condition. The primary problem for our Company has been the delay in financial reporting and administration and being able to raise the additional funding required to support our operations. We hope that we will be able commence normal financial administration duties in the next 30 days.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genesys Industries, Inc.

Date: September 29, 2020	By:	/s/ Shefali Vibhakar
Shefali Vibhakar
CEO & President

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